Exhibit 10-a










                              TRUSTMARK CORPORATION

                    LONG TERM INCENTIVE PLAN - STOCK OPTIONS

                                 OCTOBER 1, 2002



























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                                TABLE OF CONTENTS



                                                                        Page(s)
                                                                        -------
1.        Plan Summary                                                       1

2.        Second Amended Trustmark Corporation 1997 Long Term
               Incentive Plan                                             2-11

3.        Exercise of Non-Qualified Stock Options                        12-13

4.        Exhibit A - Exercise Form                                         14

































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                                  PLAN SUMMARY


In 1997 the Board of Directors of Trustmark Corporation ("Trustmark") approved the Trustmark Corporation 1997 Long Term Incentive Plan (the "Plan") (See Page
2) to promote the long-term success of Trustmark by providing select key employees of Trustmark and its affiliates with the opportunity to acquire shares of common stock of Trustmark. In 2000, the Plan was amended to allow the grant of stock option to members of the Board of Directors of Trustmark. Unless specifically addressed in the body of this Policy, all definitions are provided in the Plan.

The Plan provides that the Executive Compensation Committee (the "Committee") shall have the discretion to make awards of options to buy common stock of Trustmark to eligible employees and directors based upon their position, duties, and responsibilities as well as the value of their services to Trustmark and its affiliates and other factors deemed relevant by the Committee. These options will either be Incentive Stock Options (ISOs) or Non-Qualified Stock Options (NQSOs), as defined in Section 2 of the Plan. The exercise price of the stock options granted shall equal the market value of Trustmark's stock on the date of the grant. Further provisions regarding the grant of stock options and the exercise price are provided in sections 6 and 7 of the Plan.


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                      SECOND AMENDED TRUSTMARK CORPORATION
                          1997 LONG TERM INCENTIVE PLAN



1.  PURPOSE OF THE PLAN.

The name of this Plan is the Second Amended Trustmark Corporation 1997 Long Term Incentive Plan (the "Plan"). The purpose of the Plan is to promote the long-term success of Trustmark Corporation (the "Company") and its subsidiaries by providing select key Employees of the Company and its subsidiaries and Directors of the Company with the opportunity to acquire shares of the Common Stock of the Company. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentives to key Employees and Directors of the Company, Trustmark National Bank (the "Bank") and their subsidiaries to promote the success of the business.

2.  DEFINITIONS.

For purposes of this Plan, the following terms shall have the meanings set forth below:

(a) "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

(b) "Agreement" means a written agreement entered into in accordance with
Section 5(c).

(c) "Award" means an Option.

(d) "Bank" means Trustmark National Bank, a national banking association.

(e) "Board" means the Board of Directors of the Company.

(f) "Change in Control" means any one of the following events: (i) the acquisition of ownership of, holding or power to vote more than 20% of the Company's voting stock, (ii) the acquisition of the ability to control the election of a majority of the Company's Board, (iii) the acquisition of a controlling influence over the management or policies of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Exchange Act, or (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. Notwithstanding the foregoing, in the case of
(i), (ii) and (iii) hereof, ownership or control of the Company's voting stock by the Bank or any employee benefit plan sponsored by the Company or the Bank shall not constitute a Change in Control. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization of any other form of entity not specifically listed herein.

(g) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

(h) "Committee" means the Executive Compensation Committee appointed by the Board from time to time, which shall consist of Directors, each of whom shall be both a Non-Employee Director and an Outside Director.

(i) "Common Stock" means the common stock of the Company.

(j) "Company" means Trustmark Corporation.

(k) "Continuous Service" means the absence of any interruption or termination of service as an Employee or as a Director or advisory Director of the Company. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company, in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor.

(l) "Director" means a director of the Company as such term is used in the Mississippi Business Corporation Act, which term shall not include an advisory or honorary director.

(m) "Disability" means a physical or mental condition, which in the sole and absolute discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent a Participant from fulfilling his or her duties or responsibilities to the Company or an Affiliate.

(n) "Effective Date" means the date specified in Section 13 hereof.

(o) "Employee" means any person employed by the Company or an Affiliate.

(p) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

(q) "Executive Officer" means a person holding one of the offices enumerated in Rule 16a-1(f) of the Exchange Act.

(r) "Exercise Price" means the price per Optioned Share at which an Option may be exercised.

(s) "ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan and which is intended to be and is identified as an "incentive stock option" within the meaning of Section 422 of the Code.

(t) "Market Value" means the fair market value of the Common Stock, as determined under Paragraph 7(b) hereof.

(u) "Non-Employee Director" has the meaning provided in Rule 16b-3 of the Exchange Act.

(v) "NQSO" means an option to purchase Common Stock which meets the requirements set forth in the Plan but which is not intended to be and is not identified as an ISO.

(w) "Option" means an ISO and/or NQSO.

(x) "Optioned Shares" means Shares subject to an Award granted pursuant to this Plan.

(y) "Outside Director" has the meaning provided in the U.S. Treasury Regulations promulgated under Section 162(m) of the Code.

(z) "Participant" means any person who receives an Award pursuant to the Plan.

(aa) "Plan" means this Second Amended Trustmark Corporation 1997 Long Term Incentive Plan.

(bb) "Rule 16b-3" means Rule 16b-3 of the Exchange Act.

(cc) "SEC" means the Securities and Exchange Commission.

(dd) "Share" or "Shares"means shares of Common Stock.

3.  TERM OF THE PLAN AND AWARDS.

(a) Term of the Plan. The Plan shall continue in effect for a term of ten years from the Effective Date, unless sooner terminated pursuant to Section 15 hereof. No Award shall be granted under the Plan after ten years from the Effective Date.

(b) Term of Awards. The term of each Award granted under the Plan shall be established by the Committee, but shall not exceed 10 years; provided, however, that in the case of an Employee who owns Shares representing more than 10% of the Company's outstanding Common Stock at the time an ISO is granted, the term of such ISO shall not exceed five years.

4.  SHARES SUBJECT TO THE PLAN.

Except as otherwise required under Section 10, the aggregate number of Shares deliverable pursuant to Awards shall not exceed 6,982,136 Shares (which is comprised of the 3,491,068 Shares approved on March 11, 1997, increased to 6,982,136 by virtue of the 2:1 stock split declared in 1998), provided, however, that Awards granting no more than 1% of the Company's outstanding Shares (determined as of the last day of the fiscal year preceding the year of grant of the Award) may be issued in any one fiscal year. Such Shares may either be authorized but unissued Shares, Shares held in treasury, or Shares held in a grantor trust created by the Company. If any Awards should expire, become unexercisable, or be forfeited for any reason without having been exercised, the Optioned Shares shall, unless the Plan shall have been terminated, be available for the grant of additional Awards under the Plan. For purposes of this Section 4, the aggregate number of Shares that may be issued at any time pursuant to Awards granted under the Plan shall be reduced by the number of Shares previously issued pursuant to Awards granted under the Plan, other than Shares subsequently reacquired by the Company pursuant to the terms and conditions of such Awards and with respect to which the holder thereof receives no future benefits of ownership, such as dividends.

5.  ADMINISTRATION OF THE PLAN.

(a) Administration. The Plan shall be administered by the Committee.

(b) Powers of the Committee. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to select Participants and grant Awards,
(ii) to determine the form and content of Awards to be issued and evidenced by Agreements under the Plan, (iii) to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee.

(c) Agreement. Each Award shall be evidenced by an Agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement. The terms of each such Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement (i) the Exercise Price of an Option, (ii) the number of Shares subject to, and the expiration date of, the Award, (iii) the manner, time and rate (cumulative or otherwise) of exercise or vesting of such Award, and
(iv) the restrictions, if any, to be placed upon such Award, or upon Shares which may be issued upon exercise of such Award.

The Chairman of the Committee and such other Directors and officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

(d) Effect of the Committee's Decisions. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

(e) Indemnification. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit, expense (including attorneys fees) or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Award granted hereunder to the full extent provided for under the Company's governing instruments with respect to the indemnification of Directors.

6.  GRANT OF OPTIONS.

(a) General Rule. The Committee shall have the discretion to make Awards to Employees and Directors and to specify the terms and conditions of such Awards. In selecting those persons to whom Awards shall be granted and the number of Shares covered by such Awards, the Committee shall consider the position, duties and responsibilities of the eligible recipients, the value of their services to the Company and its Affiliates, and any other factors the Committee may deem relevant.

(b) Vesting. The Committee may determine that all or a portion of any Award granted to a Participant shall vest at such times and upon such terms as may be selected by the Committee in its sole discretion; provided, however, that unless otherwise expressly determined by the Committee, and subject to Section 9 hereof, all Awards shall provide for vesting in four equal annual installments commencing on the first anniversary of the date of grant of such Award.

(c) Special Rules for ISOs. The aggregate Market Value, as of the date the Option is granted, of the Shares with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future Affiliate of the Company) shall not exceed $100,000. Notwithstanding the foregoing, the Committee may grant Options in excess of the foregoing limitations, in which case such Options granted in excess of such limitation shall be Options which are NQSOs. Each Option, or portion thereof, that is not an ISO shall be a NQSO.

(d) Maximum Awards. A Participant may be granted multiple Awards under the Plan. However, notwithstanding any other provision of this Plan, the maximum number of Shares with respect to which Options may be granted under the Plan to any Participant during any fiscal year shall be 90,000, subject to adjustment as provided in Section 10 hereof.

7.  EXERCISE PRICE FOR OPTIONS.

(a) Limits on Committee Discretion. The Exercise Price as to any particular Option shall be determined by the Committee but, in the case of an ISO, shall not be less than 100% of the Market Value of the Optioned Shares on the date of grant. In the case of an Employee who owns Shares representing more than 10% of the Company's outstanding Shares at the time an ISO is granted, the Exercise Price shall not be less than 110% of the Market Value of the Optioned Shares at the time the ISO is granted.

(b) Standards for Determining Market Value. If the Common Stock is listed on a national securities exchange (including the NASDAQ National Market System) on the date in question, then the Market Value per Share shall be the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the Exercise Price shall be the mean between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market Value per Share shall be the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Market Value per Share shall be its fair market value as determined by the Committee, in its sole and absolute discretion.

8.  EXERCISE OF OPTION.

(a) Generally. The Committee shall determine whether an Option shall become exercisable in cumulative or non-cumulative installments or in part or in full at any time. An Option may be exercised only with respect to whole Shares.

(b) Procedure for Exercise. A Participant may exercise Options, subject to provisions relative to its termination and limitations on its exercise, only by
(1) written notice of intent to exercise the Option with respect to a specified number of Shares, and (2) payment to the Company (contemporaneously with delivery of such notice) (i) in cash, (ii) in Common Stock, (iii) in cash by a broker-dealer acceptable to the Company to whom the Participant has submitted an irrevocable notice of exercise, or (iv) a combination of (i), (ii), and (iii), in each case to the extent determined by the Committee at the time the Option is granted, in the amount of the Exercise Price for the number of Shares with respect to which the Option is then being exercised. The Committee shall have sole discretion to disapprove of an election pursuant to any of clauses
(ii)-(iv) in the preceding sentence and, in the case of a Participant who is subject to Section 16 of the Exchange Act, the Company may require that the method of making such payment be in compliance with Section 16 of the Exchange Act and the rules and regulations thereunder. Each such notice (and payment where required) shall be personally delivered or mailed by prepaid registered or certified mail, addressed to the Personnel Director of the Company at its executive offices. Common Stock utilized in full or partial payment of the Exercise Price for Options shall be valued at its Market Value at the date of exercise and may consist of Shares subject to the Option being exercised.

(c) Period of Exercisability for ISOs. Except to the extent otherwise provided in the terms of an Agreement, an ISO may be exercised by a Participant only while he is an Employee and has maintained Continuous Service from the date of the grant of the ISO, or within three months after termination of such Continuous Service (but not later than the date on which the ISO would otherwise expire), except if the Employee's Continuous Service terminates by reason of the following:

(1) death, then to the extent that the Employee would have been entitled to exercise the ISO immediately prior to his death, such ISO of the deceased Employee may be exercised within 90 days from the date of his death (but not later than the date on which the ISO would otherwise expire) by the personal representatives of his estate or person or persons to whom his rights under such ISO shall have passed by Will or by laws of descent and distribution; or
(2) Disability, then to the extent that the Employee would have been entitled to exercise the ISO immediately prior to his or her Disability, such ISO may be exercised within 90 days from the date of termination of employment due to Disability (but not later than the date on which the ISO would otherwise expire).

(d) Period of Exercisability for NQSOs. Except as otherwise provided in an Agreement, a NQSO may be exercised by a Participant only during the period during which he has maintained Continuous Service from the date of grant of the NQSO, provided that such NQSO shall continue to be exercisable for 90 days following his termination of Continuous Service for any reason.

         In the event of the Participant's death, then to the extent that the Participant would have been entitled to exercise the NQSO immediately prior to his death, such NQSO of the deceased Participant may be exercised within 90 days from the date of his death (but not later than the date on which the NQSO would otherwise expire) by the personal representatives of his estate or person or persons to whom his rights under such NQSO shall have passed by Will or by laws of descent and distribution. Notwithstanding the foregoing, a NQSO may not be exercised later than the date on which the NQSO would otherwise expire.

(e) Suspension or Termination of Awards. If the Committee determines that a Participant has committed an act of personal dishonesty, embezzlement, fraud, non-payment of any obligation owed to the Company or any Affiliate, breach of fiduciary duty or deliberate disregard of any rule of the Company or any Affiliate, willful misconduct, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than misdemeanors, traffic violations or similar offenses) or final cease-and-desist order, or if a Participant makes an unauthorized disclosure of trade secret or confidential information of the Company or any Affiliate, engages in any conduct constituting unfair competition, or induces any customer of the Company or any Affiliate to breach a contract with the Company or any Affiliate, the Committee may terminate the Participant's rights under any then outstanding Award.

(f) Effect of the Committee's Decisions. The Committee's determination on any matter concerning this Plan or an Award, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

9.  CHANGE IN CONTROL.

Notwithstanding the provisions of any Award which provides for its exercise or vesting in installments, all Options shall, upon a Change in Control, be fully vested and immediately exercisable. Unless otherwise expressly determined by the Committee, each Award shall provide that each Participant shall be provided with written notice of an imminent Change in Control and shall have the right during a thirty-day period ending on the fifth day prior to such Change in Control to exercise his or her Award, in whole or in part, without regard to any installment provisions under his or her Agreement; provided, however, that the Participant shall not be deemed to have exercised his or her Award until immediately prior to a Change in Control; provided, further, that the effectiveness of such exercise may be conditioned upon the actual occurrence of such Change in Control; provided, further, that the ability to exercise any Award which, except for the occurrence of a Change in Control, would not then be exercisable, shall be conditioned upon the actual occurrence of such Change in Control, and if such Change in Control is abandoned or otherwise does not occur, the Participant's exercise of the Award during such ten-day period shall be null and void; provided, further, that the Participant shall not be obligated to deliver the Exercise Price, if any, until he or she is informed by the Committee that such delivery is required (which notice shall be given no less than 24 hours prior to the required delivery time) and if any Change in Control is abandoned or otherwise does not occur, the Company shall return such Exercise Price to the Participant without penalty or interest; provided, further, that if the Participant effects such exercise by delivery of Shares and/or other property issuable pursuant to an Award, such Shares and/or other property shall be held in escrow by the Company until the consummation of the Change in Control; and if such Change in Control is abandoned or otherwise does not occur, the Company shall return such Shares and/or other property to the Participant without penalty or interest. At the time of a Change in Control, the Participant shall, at the discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the Market Value of the Common Stock subject to the Option over the Exercise Price thereof, in exchange for the cancellation of such Options by the Participant.

10.  EFFECT OF CHANGES IN COMMON STOCK SUBJECT TO THE PLAN.

(a) Recapitalizations; Stock Splits, Etc. The number and kind of Shares reserved for issuance under the Plan, and the number and kind of Shares subject to outstanding Awards, and the Exercise Price thereof, shall be proportionately adjusted for any increase, decrease, change or exchange of Shares for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock split, stock dividend, combination or exchange of shares, or similar event in which the number or kind of Shares is changed without the receipt or payment of consideration by the Company.

(b) Other Transactions. In the event of a merger, reorganization or consolidation in which the stockholders of the Company receive shares in another entity (referred to herein as a "Transaction"), all outstanding Awards, together with the Exercise Prices thereof, shall be equitably adjusted for any change or exchange of Shares for a different number or kind of shares or other securities which results from the Transaction.

(c) Special Rule for ISOs. Any adjustment made pursuant to subparagraphs (a) or
(b) hereof shall be made in such manner as not to constitute a modification, within the meaning of Section 424(h) of the Code, of outstanding ISOs.

(d) Conditions and Restrictions on New, Additional, Different Shares or Securities. If, by reason of any adjustment made pursuant to this Section, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares issuable pursuant to the Award before the adjustment was made.

(e) Other Issuances. Except as expressly provided in this Section 10,the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or Exercise Price of Shares then subject to Awards or reserved for issuance under the Plan.

11.  NON-TRANSFERABILITY OF AWARDS.

Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by Will or by the laws of descent and distribution. Upon any attempt to sell, pledge, assign, hypothecate, transfer or dispose of any Award, such Award and all rights thereunder shall immediately become null and void. Notwithstanding any other provision of this Plan to the contrary, to the extent permissible under Rule 16b-3 of the Exchange Act, a Participant who is granted NQSOs pursuant to this Plan may transfer such NQSOs to his or her spouse, lineal ascendants, lineal descendants, or to trusts for their benefit, provided that NQSOs so transferred may not again be transferred other than to the Participant originally receiving the grant of NQSOs or to an individual or trust to whom such Participant could have transferred NQSOs pursuant to this
Section 11. NQSOs which are transferred pursuant to this Section 11 shall be exercisable by the transferee subject to the same terms and conditions as would have applied to such NQSOs in the hands of the Participant originally receiving the grant of such NQSOs.

12.  TIME OF GRANTING AWARDS.

The date of grant of an Award shall, for all purposes, be the later of the date on which the Committee makes the determination of granting such Award or the Effective Date. Notice of the determination shall be given to each Participant to whom an Award is so granted within a reasonable time after the date of such grant.

13.  EFFECTIVE DATE.

January 14, 1997, shall be the Effective Date of this Plan for all Awards authorized under the 1997 Long Term Incentive Plan as originally adopted in 1997. This Plan was amended February 8, 2000 to authorize Awards of NQSO's to Directors. This Plan was further amended as of October 1,2002 to modify the manner of exercising Awards.

14.  MODIFICATION OF AWARDS.

At any time, and from time to time, the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Award, provided no such modification shall (i) confer on the holder of said Award any right or benefit which could not be conferred on him by the grant of a new Award at such time, or (ii) impair the Award without the consent of the holder of the Award.

15.  AMENDMENT AND TERMINATION OF THE PLAN.

The Board may from time to time amend the terms of the Plan and, with respect to any Shares at the time not subject to Awards, suspend or terminate the Plan. No amendment, suspension or termination of the Plan shall, without the consent of any affected holders of an Award, alter or impair any rights or obligations under any Award theretofore granted.

16.  CONDITIONS UPON ISSUANCE OF SHARES.

(a) Compliance With Securities Laws. Shares of Common Stock shall not be issued with respect to any Award unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed.

(b) Special Circumstances. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities laws.

(c) Committee Discretion. The Committee shall have the discretionary authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions.

17.  RESERVATION OF SHARES.

The Company, during the term of the Plan, shall reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.


18.  WITHHOLDING TAX.

The Company's obligation to deliver Shares upon exercise of Options shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The Committee, in its discretion, may permit the Participant to satisfy the obligation, in whole or in part, by delivering to the Company Shares that he already owns, having a value equal to the amount required to be withheld. The value of the Shares to be delivered to the Company, shall be based on the Market Value of the Shares on the date the amount of tax to be withheld is to be determined.

19.  NO EMPLOYMENT OR OTHER RIGHTS.

In no event shall an Employee's eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Employee or any other party to continue service with the Company, the Bank, or any Affiliate. No Employee shall have a right to be granted an Award or, having received an Award, the right to again be granted an Award. However, an Employee who has been granted an Award may, if otherwise eligible, be granted an additional Award or Awards.

20.  RIGHTS AS STOCKHOLDER.

No person shall have any rights as a holder of Common Stock with respect to Awards or Options hereunder, unless and until such person becomes a stockholder of record with respect to such Common Stock.

21.  GOVERNING LAW.

This Plan and each Award and Option granted hereunder shall be governed by and construed in accordance with the laws of the State of Mississippi, except to the extent that federal law shall be deemed to apply.

                            EXERCISE OF STOCK OPTIONS

Procedures

The Plan provides that a Participant may exercise Optioned Shares by (1) giving written notice of intent to exercise the Option with respect to a specified number of Shares and (2) payment to the Corporation (contemporaneously with delivery of such notice). The Plan provides the Participant with four payment options to purchase the Common Stock of the Corporation and to pay withholding taxes, if applicable, when they exercise their Options. The four payment options are as follows:

         1) In cash;

         2) In Common Stock ;

         3) In cash by a broker-dealer acceptable to the Corporation to whom the Participant has submitted an irrevocable notice of exercise; or,

         4) A combination of 1) and 2).

See the attached exercise form (Exhibit A) for further instructions related to each of the above mentioned exercise methods.

The availability of these payment methods will be determined by the Committee at the time of the grant of the Options and is subject to the provisions and limitations of Section 16 of the Exchange Act and any other regulatory limitations that may apply.

Other

Please read the attached copy of the Plan in its entirety for further details and limitations regarding the grant and exercise of Optioned Shares. The Plan is the governing document and its provisions shall apply in all circumstances.

Period of Exercisability For NQSOs

Generally, a NQSO may be exercised by a Participant only during the period for which the Participant has maintained Continuous Service from the date of grant of the NQSO, provided that such NQSO shall continue to be exercisable for 90 days following their termination of Continuous Service for any reason.

In the event of a Participant's death, then to the extent that the Participant would have been entitled to exercise the NQSO immediately prior to the Participant's death, such NQSO of the deceased Participant may be exercised within 90 days from the date of the Participant's death (but not later than the date on which the NQSO would otherwise expire) by the Participant's estate or person(s) to whom the Participant's rights to such NQSO shall have legally passed.

In the event of a Participant's Disability, to the extent that the Participant would have been entitled to exercise the NQSO immediately prior to the Participant's Disability, such NQSO may be exercised within 90 days from the date of termination of employment due to Disability (but not later than the date on which the NQSO would otherwise expire).

Withholding Tax

The tax consequences of the grant and ultimate exercise of NQSOs are as follows:

An NQSO is taxed at its grant unless the value of the NQSO is not ascertainable, in which case it is taxed at the time of its exercise. It is the Corporation's position that the value of NQSOs on its Common Stock is not ascertainable at the time of grant, therefore Participants will be taxed on NQSOs when they are exercised. The taxable compensation generated by the exercise of a NQSO is determined by subtracting the Exercise Price of the Option from the fair market value of the Common Stock on the date that the Option is exercised. The fair market value is determined by taking the average of the opening and closing values of the Common Stock on that date. The resulting compensation is subject to income tax withholding at the "supplemental pay" rate of 28% Federal and 5% Mississippi. The resulting compensation is also subject to FICA tax as well, which could be 7.65% or 1.45% depending upon whether or not the Participant has met the FICA limit for that year.

If a Participant has any questions concerning the tax implications of the exercise of a NQSO, the Participant should contact a tax professional. If a Participant has any questions about how taxes are to be withheld at the time of the exercise of the NQSO the Participant may contact Louis Greer, Trustmark's Controller at (601) 949-2310.

TRUSTMARK CORPORATION
EXERCISE FORM

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Participant Name                        Home Address
(please print)


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RC #                                    Social Sec #
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Office Location                         Office Tel #
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NOTICE OF EXERCISE:
I hereby irrevocably exercise my vested options to purchase the shares of Trustmark Corporation ("Trustmark") common stock ("Common Stock"), as described below and granted to me under the Trustmark Corporation 1997 Long-Term Incentive Plan.

================================================================================

Date of Grant   (1) Exercise price      (2) Number of      Total  exercise price
                per share               shares exercised         $ [ (1) x (2) ]
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Select one of the following methods for payment of exercise price as computed above:

  [   ]  Cash.           I am enclosing $_________________   which represents
                         full payment of the exercise price computed above.
  [   ]  Common Stock    I am enclosing _________ shares of Common Stock, which
                         represent full payment of the exercise price computed
                         above.
  [   ]  Cash by         My Broker/Dealer, _______________________________ ,
         Broker-Dealer   is enclosing $_________________ on my behalf which
                         represents full payment of the exercise price computed
                         above.
  [   ] Combination      I am delivering __________shares of Common Stock with a
                         total market value of $__________________, as well as a check in the amount of $______________, representing the difference between the total exercise price.

Select one of the following methods for payment of withholding taxes and fees generated by the exercise of the stock options. (Note: Please contact Louis Greer, Controller, at 949-2310 to determine the applicability and amount of withholding taxes.)

  [   ]  Cash.           I am remitting payment to Trustmark for the full amount
                         due for withholding taxes.
  [   ]  Common Stock    I am remitting Common Stock for the full amount due for
                         withholding taxes.
  [   ]  Cash by         I am delivering __________ shares of Common Stock with
         Broker-Dealer   a total market value of $______________ as well as a
                         check in the amount of $______________, representing
                         the difference required to pay withholding taxes.
  [   ]  Combination     I am remitting payment to Trustmark and my Broker/
                         Dealer is enclosing cash acquired from the sale of
                         whole shares of Common Stock to pay required
                         withholding taxes, brokerage commission and processing
                         fees.
  [   ]  Not Applicable  This transaction is an ISO exercise.

I am not in possession of any material, nonpublic information concerning Trustmark which if made public would affect the market for Common Stock. I have read and agree to the terms specified in this exercise form, including those specified on the following pages.

I hereby request the certificate evidencing all of the shares of Common Stock to which I am entitled pursuant to this option exercise be registered in my name and delivered to __________________________________________________________
at____________________________________________________________________________.



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Signature of Optionee                                   Date